                                                                   EXHIBIT 24(a)
                             WACHOVIA CORPORATION

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Wachovia Corporation (the "Corporation") does hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them or any one of them, his true and lawful attorney-in-fact (with full power of substitution and resubstitution) to act for him and in his name, place and stead in his capacity as a director of Wachovia Corporation, to file a Registration Statement on Form S-3 or other applicable form, relating to an offering of $500,000,000 of the Corporation's subordinated debt securities, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Name and Signature               Capacity           Date
- ------------------               --------           ----




/s/ Rufus C. Barkley, Jr.        Director           September 21, 1994
- --------------------------
Rufus C. Barkley, Jr.

                             WACHOVIA CORPORATION

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Wachovia Corporation (the "Corporation") does hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them or any one of them, her true and lawful attorney-in-fact (with full power of substitution and resubstitution) to act for her and in her name, place and stead in her capacity as a director of Wachovia Corporation, to file a Registration Statement on Form S-3 or other applicable form, relating to an offering of $500,000,000 of the Corporation's subordinated debt securities, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Name and Signature               Capacity           Date
- ------------------               --------           ----



/s/ Crandall C. Bowles           Director           September 23, 1994
- --------------------------
Crandall C. Bowles

                             WACHOVIA CORPORATION

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Wachovia Corporation (the "Corporation") does hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them or any one of them, his true and lawful attorney-in-fact (with full power of substitution and resubstitution) to act for him and in his name, place and stead in his capacity as a director of Wachovia Corporation, to file a Registration Statement on Form S-3 or other applicable form, relating to an offering of $500,000,000 of the Corporation's subordinated debt securities, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Name and Signature               Capacity           Date
- ------------------               --------           ----



/s/ John L. Clendenin            Director           September 21, 1994
- --------------------------
John L. Clendenin

                             WACHOVIA CORPORATION

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Wachovia Corporation (the "Corporation") does hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them or any one of them, his true and lawful attorney-in-fact (with full power of substitution and resubstitution) to act for him and in his name, place and stead in his capacity as a director of Wachovia Corporation, to file a Registration Statement on Form S-3 or other applicable form, relating to an offering of $500,000,000 of the Corporation's subordinated debt securities, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Name and Signature               Capacity           Date
- ------------------               --------           ----



/s/ Lawrence M. Gressette, Jr.   Director           September 21, 1994
- ------------------------------
Lawrence M. Gressette, Jr.

                             WACHOVIA CORPORATION

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Wachovia Corporation (the "Corporation") does hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them or any one of them, his true and lawful attorney-in-fact (with full power of substitution and resubstitution) to act for him and in his name, place and stead in his capacity as a director of Wachovia Corporation, to file a Registration Statement on Form S-3 or other applicable form, relating to an offering of $500,000,000 of the Corporation's subordinated debt securities, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Name and Signature               Capacity           Date
- ------------------               --------           ----



/s/ Thomas K. Hearn, Jr.         Director           September 21, 1994
- ------------------------
Thomas K. Hearn, Jr.

                             WACHOVIA CORPORATION

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Wachovia Corporation (the "Corporation") does hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them or any one of them, his true and lawful attorney-in-fact (with full power of substitution and resubstitution) to act for him and in his name, place and stead in his capacity as a director of Wachovia Corporation, to file a Registration Statement on Form S-3 or other applicable form, relating to an offering of $500,000,000 of the Corporation's subordinated debt securities, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Name and Signature               Capacity           Date
- ------------------               --------           ----



/s/ W. Hayne Hipp                Director           September 21, 1994
- --------------------------
W. Hayne Hipp

                             WACHOVIA CORPORATION

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Wachovia Corporation (the "Corporation") does hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them or any one of them, his true and lawful attorney-in-fact (with full power of substitution and resubstitution) to act for him and in his name, place and stead in his capacity as a director of Wachovia Corporation, to file a Registration Statement on Form S-3 or other applicable form, relating to an offering of $500,000,000 of the Corporation's subordinated debt securities, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Name and Signature               Capacity           Date
- ------------------               --------           ----



/s/ Robert M. Holder, Jr.        Director           September 22, 1994
- --------------------------
Robert M. Holder, Jr.

                             WACHOVIA CORPORATION

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Wachovia Corporation (the "Corporation") does hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them or any one of them, his true and lawful attorney-in-fact (with full power of substitution and resubstitution) to act for him and in his name, place and stead in his capacity as a director of Wachovia Corporation, to file a Registration Statement on Form S-3 or other applicable form, relating to an offering of $500,000,000 of the Corporation's subordinated debt securities, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Name and Signature               Capacity           Date
- ------------------               --------           ----



/s/ Donald R. Hughes             Director           September 21, 1994
- --------------------------
Donald R. Hughes

                             WACHOVIA CORPORATION

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Wachovia Corporation (the "Corporation") does hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them or any one of them, his true and lawful attorney-in-fact (with full power of substitution and resubstitution) to act for him and in his name, place and stead in his capacity as a director of Wachovia Corporation, to file a Registration Statement on Form S-3 or other applicable form, relating to an offering of $500,000,000 of the Corporation's subordinated debt securities, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Name and Signature               Capacity           Date
- ------------------               --------           ----



/s/ F. Kenneth Iverson           Director           September 21, 1994
- --------------------------
F. Kenneth Iverson

                             WACHOVIA CORPORATION

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Wachovia Corporation (the "Corporation") does hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them or any one of them, his true and lawful attorney-in-fact (with full power of substitution and resubstitution) to act for him and in his name, place and stead in his capacity as a director of Wachovia Corporation, to file a Registration Statement on Form S-3 or other applicable form, relating to an offering of $500,000,000 of the Corporation's subordinated debt securities, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Name and Signature               Capacity           Date
- ------------------               --------           ----



/s/ James W. Johnston            Director           September 21, 1994
- --------------------------
James W. Johnston

                             WACHOVIA CORPORATION

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Wachovia Corporation (the "Corporation") does hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them or any one of them, his true and lawful attorney-in-fact (with full power of substitution and resubstitution) to act for him and in his name, place and stead in his capacity as a director of Wachovia Corporation, to file a Registration Statement on Form S-3 or other applicable form, relating to an offering of $500,000,000 of the Corporation's subordinated debt securities, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Name and Signature               Capacity           Date
- ------------------               --------           ----



/s/ W. Duke Kimbrell             Director           September 21, 1994
- --------------------------
W. Duke Kimbrell

                             WACHOVIA CORPORATION

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Wachovia Corporation (the "Corporation") does hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them or any one of them, his true and lawful attorney-in-fact (with full power of substitution and resubstitution) to act for him and in his name, place and stead in his capacity as a director of Wachovia Corporation, to file a Registration Statement on Form S-3 or other applicable form, relating to an offering of $500,000,000 of the Corporation's subordinated debt securities, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Name and Signature               Capacity           Date
- ------------------               --------           ----



/s/ Herman J. Russell            Director           September 21, 1994
- --------------------------
Herman J. Russell

                             WACHOVIA CORPORATION

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of Wachovia Corporation (the "Corporation") does hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them or any one of them, his true and lawful attorney-in-fact (with full power of substitution and resubstitution) to act for him and in his name, place and stead in his capacity as an officer of Wachovia Corporation, to file a Registration Statement on Form S-3 or other applicable form, relating to an offering of $500,000,000 of the Corporation's subordinated debt securities, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Name and Signature               Capacity           Date
- ------------------               --------           ----



/s/ John C. McLean, Jr.          Comptroller        September 21, 1994
- --------------------------       (Principal
John C. McLean, Jr.              Accounting Officer)

                             WACHOVIA CORPORATION

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of Wachovia Corporation (the "Corporation") does hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them or any one of them, his true and lawful attorney-in-fact (with full power of substitution and resubstitution) to act for him and in his name, place and stead in his capacity as a director and officer of Wachovia Corporation, to file a Registration Statement on Form S-3 or other applicable form, relating to an offering of $500,000,000 of the Corporation's subordinated debt securities, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Name and Signature               Capacity           Date
- ------------------               --------           ----



/s/ L. M. Baker, Jr.             President,         September 21, 1994
- --------------------------       Chief Executive
L. M. Baker, Jr.                 Officer and
                                 Director

                             WACHOVIA CORPORATION

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Wachovia Corporation (the "Corporation") does hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them or any one of them, his true and lawful attorney-in-fact (with full power of substitution and resubstitution) to act for him and in his name, place and stead in his capacity as a director of Wachovia Corporation, to file a Registration Statement on Form S-3 or other applicable form, relating to an offering of $500,000,000 of the Corporation's subordinated debt securities, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Name and Signature               Capacity           Date
- ------------------               --------           ----



/s/ John G. Medlin, Jr.          Chairman of        September 20, 1994
- --------------------------       the Board
John G. Medlin, Jr.

                             WACHOVIA CORPORATION

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of Wachovia Corporation (the "Corporation") does hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them or any one of them, his true and lawful attorney-in-fact (with full power of substitution and resubstitution) to act for him and in his name, place and stead in his capacity as an officer of Wachovia Corporation, to file a Registration Statement on Form S-3 or other applicable form, relating to an offering of $500,000,000 of the Corporation's subordinated debt securities, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Name and Signature               Capacity                     Date
- ------------------               --------                     ----



/s/ Robert S. McCoy, Jr.         Executive                    September 20, 1994
- --------------------------       Vice President
Robert S. McCoy, Jr.             and Chief Financial Officer
                                 (Principal Financial Officer)

                             WACHOVIA CORPORATION

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Wachovia Corporation (the "Corporation") does hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them or any one of them, his true and lawful attorney-in-fact (with full power of substitution and resubstitution) to act for him and in his name, place and stead in his capacity as a director of Wachovia Corporation, to file a Registration Statement on Form S-3 or other applicable form, relating to an offering of $500,000,000 of the Corporation's subordinated debt securities, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Name and Signature               Capacity           Date
- ------------------               --------           ----



/s/ Sherwood H. Smith, Jr.       Director           September 26, 1994
- --------------------------
Sherwood H. Smith, Jr.

                             WACHOVIA CORPORATION

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Wachovia Corporation (the "Corporation") does hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them or any one of them, his true and lawful attorney-in-fact (with full power of substitution and resubstitution) to act for him and in his name, place and stead in his capacity as a director of Wachovia Corporation, to file a Registration Statement on Form S-3 or other applicable form, relating to an offering of $500,000,000 of the Corporation's subordinated debt securities, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Name and Signature               Capacity           Date
- ------------------               --------           ----



/s/ Charles McKenzie Taylor      Director           September 23, 1994
- ---------------------------
Charles McKenzie Taylor